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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 5, 2001
                                ----------------


                              HYPERCOM CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

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
          DELAWARE                        1-13521                    86-0828608
      ----------------                    -------                    ----------
(State or Other Jurisdiction            (Commission                (IRS Employer
      of Incorporation)                 File Number)            Identification No.)
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      2851 WEST KATHLEEN ROAD, PHOENIX, ARIZONA             85053
      -----------------------------------------             -----
      (Address of Principal Executive Offices)            (Zip code)



Registrant's telephone number, including area code   (602) 504-5000
                                                   -----------------------------


                                 Not Applicable.
      -------------------------------------------------------------------
         (Former Name or Former Address, if changed since last report.)
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ITEM 5.    OTHER EVENTS.

           On February 6, 2001, Hypercom Corporation (the "Company") announced that it has entered into a commitment letter with an asset-based lender to replace its principal credit facilities, with a new facility secured by substantially all of its U.S. assets, an engagement letter with an investment banking firm to seek to finance lease receivables generated by the Company's Golden Eagle Leasing Operations, and an extension to its forbearance agreement with its current lending group through March 31, 2001, subject to the conditions therein.

           A copy of the press release regarding these announcements is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits

           Exhibit Number                   Description

           99.1                             Press Release dated February 6, 2001

           99.2                             First Amendment to Forbearance and
                                            Modification Agreement dated
                                            February 1, 2001 by and among Bank
                                            One, Arizona, N.A., Fleet National
                                            Bank, Imperial Bank and Hypercom
                                            Corporation





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HYPERCOM CORPORATION



Date:  February 8, 2001                   /s/ Jonathon E. Killmer
                                          --------------------------------------
                                          Jonathon E. Killmer
                                          Executive Vice President, Chief
                                          Financial Officer, Chief Operating
                                          Officer and Chief Administrative
                                          Officer




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                               INDEX TO EXHIBITS

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
Exhibit No.          Exhibit
-----------          -------
99.1                 Press Release dated February 6, 2001.

99.2 First Amendment to Forbearance and Modification Agreement dated February 1, 2001 by and among Bank One, Arizona, N.A., Fleet National Bank, Imperial Bank and Hypercom Corporation
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